Exhibit 10.1

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This AMENDMENT NO. 4 TO CREDIT AGREEMENT dated as of July 14, 2016 (this “Amendment”), is among TETRA TECH, INC., a Delaware corporation (the “Company”), TETRA TECH CANADA HOLDING CORPORATION, a Canadian corporation (together with the Company, collectively, the “Borrowers”), BANK OF AMERICA, N.A., in its capacities as the Administrative Agent (in such capacity, the “Administrative Agent”) and a Lender, each of the other Lenders party hereto and each of the Subsidiary Guarantors party hereto.

RECITALS:

A.                                    The Borrowers, the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement dated as of May 7, 2013 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of September 27, 2013, that certain Amendment No. 2 to Credit Agreement dated as of June 23, 2014 and that certain Amendment No. 3 to Credit Agreement dated as of May 29, 2015, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

B.                                    The Subsidiary Guarantors and the Administrative Agent have entered into Subsidiary Guaranties dated of even date with the Credit Agreement (the “Subsidiary Guaranties”) and various Security Instruments.

C.                                    The Borrowers have requested to amend the Credit Agreement as set forth below.

D.                                    Subject to the terms and conditions set forth below, the parties hereto have agreed to so amend the Credit Agreement.

In furtherance of the foregoing, the parties agree as follows:

Section 1.                                          Amendments to Credit Agreement.  Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Credit Agreement is amended as follows:

(a)                                 Section 1.01 is amended to add the following new definitions in the appropriate alphabetical location therein:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)                                 The portion of clause (d) of the definition of “Defaulting Lender” in Section 1.01 prior to the proviso therein is amended and restated in its entirety as follows:

(d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-in Action

(c)                                  The last sentence of Section 2.17(a)(iv) is amended and restated in its entirety as follows.

Subject to Section 10.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a non-Defaulting Lender as a result of such non-Defaulting Lender’s increased exposure following such reallocation.

(d)                                 A new Section 5.26 is added to the end of Article V that reads as follows:

5.26                        EEA Financial Institution.  No Loan Party is a EEA Financial Institution.

(e)                                  Section 7.01 is amended by (i) deleting the “and” at the end of clause (m) therein, (ii) replacing the “.” at the end of clause (n) therein with a “; and” and (iii) inserting the following new clause (o) to the end thereof:

(o)                                 any sale or assignment contemplated by and made in accordance with Section 7.05(f).

(f)                                   Section 7.05 is amended by (i) deleting the “and” at the end of clause (e) therein, (ii) re-lettering the existing clause (f) therein as clause (g) and replacing the reference to “clause (f)” therein with “clause (g)”, (iii) replacing the reference to “clauses (a) through (c) or (f)” in the proviso at the end thereof with “clauses (a) through (c), (f) or (g)” and (iv) inserting the following new clause (f) immediately following clause (e) therein:

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(f)                                   any sale or assignment of accounts receivable arising in the ordinary course of business (and any general intangibles, documents, instruments or records related thereto) made in connection with a supply chain finance arrangement involving the Company and/or any of its Subsidiaries and a buyer of the products and/or services of the Company or its Subsidiaries (but not, for the avoidance of doubt, as part of any securitization or similarly structured transaction); provided that (i) any such sale or assignment must be made without recourse for credit risk to the Company and its Subsidiaries and otherwise on terms customary for supply chain finance arrangements and (ii) the aggregate amount of accounts receivable sold, assigned, conveyed or otherwise transferred pursuant to this clause (f) in any fiscal quarter shall not exceed $20,000,000.

(g)                                  A new Section 10.20 is added to the end of Article X that reads as follows:

10.20                 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                                 the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b)                                 the effects of any Bail-in Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)                               the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

The amendments to the Credit Agreement are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Documents are intended to be affected hereby.

Section 2.                                          Conditions Precedent.  The parties hereto agree that the amendments set forth in Section 1 above shall not be effective until the satisfaction of each of the following conditions precedent:

(a)                                 Documentation.  The Administrative Agent shall have received (i) a counterpart of this Amendment, duly executed and delivered by the Borrowers, the Subsidiary Guarantors and Lenders constituting Required Lenders and (ii) such other assurances, certificates, documents, consents or opinions as the Administrative Agent reasonably may require.

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(b)                                 Legal Fees and Expenses.  All fees and expenses of counsel to the Administrative Agent estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

Section 3.                                          Representations And Warranties.

(a)                                 In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(i)                                     The representations and warranties of the Borrowers and the other Loan Parties contained in Article V of the Credit Agreement and in each other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Amendment, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively.

(ii)                                  Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(iii)                               No Default has occurred and is continuing or will exist after giving effect to this Amendment.

(b)                                 In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower and each Subsidiary Guarantor represents and warrants to the Administrative Agent and the Lenders that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation.

Section 4.                                          Miscellaneous.

(a)                                 Ratification and Confirmation of Loan Documents.  Each Borrower and each Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation, with respect to each Subsidiary Guarantor, the continuation of its payment and performance obligations under the Subsidiary Guaranty to which it is a party and, with respect to each Borrower and each Subsidiary Guarantor, the continuation and extension of the liens granted under the Security Instruments to secure the Secured Obligations), in each case upon and after the effectiveness of the amendments contemplated hereby.

(b)                                 Fees and Expenses.  The Company shall pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

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(c)                                  Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d)                                 Governing Law; Jurisdiction; Waiver of Jury Trial; Etc.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

(e)                                  Counterparts.  This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

(f)                                   Entire Agreement.  This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with Section 10.01 of the Credit Agreement.

(g)                                  Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

(h)                                 Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to Section 10.06 of the Credit Agreement).

[Remainder of page intentionally left blank; signature pages follow]

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The following parties have caused this Amendment to be executed as of the date first written above.

BORROWERS:

TETRA TECH, INC.

By:	/s/ Dan L. Batrack
Name:	Dan L. Batrack
Title:	Chairman and Chief Executive Officer

TETRA TECH CANADA HOLDING CORPORATION

By:	/s/ Dan L. Batrack
Name:	Dan L. Batrack
Title:	President

Tetra Tech, Inc.

Amendment No. 4 to Credit Agreement

Signature Page

SUBSIDIARY GUARANTORS:

ADVANCED MANAGEMENT TECHNOLOGY, INC.
AMERICAN ENVIRONMENTAL GROUP, LTD.
ARD, INC.
ARDAMAN & ASSOCIATES, INC.
COSENTINI ASSOCIATES, INC.
PRO-TELLIGENT, LLC
ROONEY ENGINEERING, INC.
TETRA TECH CONSTRUCTION, INC.
TETRA TECH EC, INC.
TETRA TECH ES, INC.
TETRA TECH TESORO, INC.
WESTERN UTILITY CONTRACTORS, INC.
BPR INC.
BPR - BÂTIMENT INC.
BPR-ÉNERGIE INC.
BPR-INFRASTRUCTURE INC.
TETRA TECH EBA INC.
PARKLAND PIELINE CONTRACTORS LTD.
PARKLAND PIPELINE EQUIPMENT LTD.
PARK L PROJECTS LTD.
TETRA TECH CANADA INC.
TETRA TECH IN INC.
TETRA TECH INDUSTRIEL INC.
TETRA TECH INDUSTRIES INC.
TETRA TECH OGD INC.
TETRA TECH QC INC.
TETRA TECH QB INC.
TETRA TECH QE INC.
TETRA TECH QI INC.
TETRA TECH WEI INC.

By:	/s/ Dan L. Batrack
Name:	Dan L. Batrack
Title:	Vice President

TETRA TECH EXECUTIVE SERVICES, INC.

By:	/s/ Dan L. Batrack
Name:	Dan L. Batrack
Title:	Chief Executive Officer

TETRA TECH HOLDING LLC

By:	TETRA TECH, INC., its Sole Member

	By:	/s/ Dan L. Batrack
	Name:	Dan L. Batrack
	Title:	Chairman and Chief Executive Officer

Tetra Tech, Inc.

Amendment No. 4 to Credit Agreement

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ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Robert J. Rittelmeyer
Name:	Robert J. Rittelmeyer
Title:	Vice President

Tetra Tech, Inc.

Amendment No. 4 to Credit Agreement

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LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Stuart Bonomo
Name:	Stuart Bonomo
Title:	Director

Tetra Tech, Inc.

Amendment No. 4 to Credit Agreement

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U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Glenn Leyrer
Name:	Glenn Leyrer
Title:	Vice President

Tetra Tech, Inc.

Amendment No. 4 to Credit Agreement

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WELLS FARGO BANK, N.A.

By:	/s/ Catherine Abe
Name:	Catherine Abe
Title:	Senior Vice President

Tetra Tech, Inc.

Amendment No. 4 to Credit Agreement

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BANK OF MONTREAL

By:	/s/ Michael Gift
Name:	Michael Gift
Title:	Director

BANK OF MONTREAL

By:	/s/ Helen Alvarez-Hernandez
Name:	Helen Alvarez-Hernandez
Title:	Director

Tetra Tech, Inc.

Amendment No. 4 to Credit Agreement

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HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Andrew Hietala
Name:	Andrew Hietala
Title:	Senior Vice President, Relationship Manager

Tetra Tech, Inc.

Amendment No. 4 to Credit Agreement

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MUFG UNION BANK, N.A.

By:	/s/ Susan Swerdloff
Name:	Susan Swerdloff
Title:	Managing Director

UNION BANK, Canada Branch

By:	/s/ Anne Collins
Name:	Anne Collins
Title:	Director

Tetra Tech, Inc.

Amendment No. 4 to Credit Agreement

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SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

Tetra Tech, Inc.

Amendment No. 4 to Credit Agreement

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THE BANK OF NOVA SCOTIA

By:	/s/ Michael Grad
Name:	Michael Grad
Title:	Director

Tetra Tech, Inc.

Amendment No. 4 to Credit Agreement

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THE NORTHERN TRUST COMPANY

By:	/s/ Fiyaz Khan
Name:	Fiyaz Khan
Title:	Vice President

Tetra Tech, Inc.

Amendment No. 4 to Credit Agreement

Signature Page